Exhibit 99.1
FOR IMMEDIATE RELEASE

Press Contact:
Lara Mahoney
Invacare Corporation
Phone: (440) 329-6393

INVACARE CORPORATION PRICES OFFERING OF $105 MILLION AGGREGATE PRINCIPAL AMOUNT OF CONVERTIBLE SENIOR NOTES

ELYRIA, Ohio (June 8, 2017) - Invacare Corporation (NYSE: IVC) (the “Company”) priced $105 million aggregate principal amount of 4.50% convertible senior notes due 2022 (the “notes”) in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The size of the offering was increased from the previously announced $100 million in aggregate principal amount. In connection with the offering, the Company has granted the initial purchaser an option to purchase (solely to cover over-allotments, if any) up to an additional $15 million aggregate principal amount of notes, which shall be delivered within a 13-day period beginning on, and including, the date the Company first issues the notes.

The notes will bear interest at a rate of 4.50% per year payable semi-annually in arrears on June 1 and December 1 of each year, beginning December 1, 2017. The notes will mature on June 1, 2022, unless repurchased or converted in accordance with their terms prior to such date. Prior to December 1, 2021, the notes will be convertible only upon satisfaction of certain conditions and during certain periods, and thereafter, at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. Unless and until the Company obtains shareholder approval of the issuance of the Company’s common shares upon conversion of the notes and its 5.00% convertible senior notes due 2021 under applicable NYSE rules, the notes will be convertible, subject to certain conditions, into cash. If the Company obtains such shareholder approval, the notes may be settled in cash, the Company’s common shares or a combination of cash and the Company’s common shares, at the Company’s election. Holders of the notes will have the right to require the Company to repurchase all or some of their notes at 100% of their principal, plus any accrued and unpaid interest, upon the occurrence of certain fundamental changes. The conversion rate will initially be 61.6095 common shares per $1,000 principal amount of notes (equivalent to an initial conversion price of approximately $16.23 per common share). The initial conversion price of the notes represents a premium of approximately 32.5% to the $12.25 per share closing price of the Company’s common shares on June 8, 2017. The sale of the notes is expected to close June 14, 2017, subject to customary closing conditions.

When issued, the notes will be the Company’s senior unsecured obligations and will rank senior in right of payment to any of the Company’s unsecured indebtedness that is expressly subordinated in right of payment to the notes; equal in right of payment to any of the Company’s unsecured indebtedness that is not so subordinated, including the Company’s 5.00% convertible senior notes due 2021; effectively junior in right of payment to any of the Company’s secured indebtedness to the extent of the value of the assets securing such indebtedness; and structurally junior to all indebtedness and other liabilities (including trade payables) of the Company’s subsidiaries.

In connection with the pricing of the notes, the Company entered into a privately negotiated convertible note hedge transaction with Goldman Sachs & Co. LLC (the “option counterparty”). This transaction covers, subject to customary anti-dilution adjustments, the number of the Company’s common shares that will initially underlie the notes, and is expected generally to reduce the potential equity dilution, and/or offset any cash payments in excess of the principal amount due, as the case may be, upon conversion of the notes. The Company entered into a separate, privately negotiated warrant transaction with the option counterparty at a higher strike price relating to the same number of the Company’s common shares, subject to customary anti-dilution adjustments, pursuant to which the Company will sell warrants to the option counterparty. The warrants could have a dilutive effect on the Company’s outstanding common shares and the Company’s earnings per share to the extent that the price of the Company’s common shares exceeds the strike price of those warrants. The strike price of the warrants will initially be $21.4375 per share, which represents a premium of 75% over the per share closing price of the Company’s common shares on June 8, 2017, and is subject to certain adjustments under the terms of the warrant transaction.

If the initial purchaser exercises its over-allotment option, the Company expects to enter into an additional convertible note hedge transaction and an additional warrant transaction with the option counterparty, which will initially cover the number of the Company’s common shares that will initially underlie the additional notes sold to the initial purchaser.

The Company estimates that the net proceeds from this offering will be approximately $100.1 million (or $114.6 million if the initial purchasers exercise their over-allotment option in full), after deducting fees and estimated offering expenses payable by the Company.

The Company intends to use a portion of the net proceeds from this offering to pay the cost of the convertible note hedge transaction (after such cost is partially offset by the proceeds to the Company from the sale of the warrant transaction), which net cost will be approximately $9.35 million. The Company intends to use the remaining net proceeds from this offering for working capital and general corporate purposes, which may include funding portions of the Company’s ongoing turnaround and addressing potential risks and contingencies described in the Company’s periodic reports on Form 10-K and Form 10-Q and current reports on Form 8-K.

The Company has been advised that in connection with establishing its initial hedge of the convertible note hedge and warrant transactions, the option counterparty and/or its affiliates expect to enter into various derivative transactions with respect to the Company’s common shares. This activity could have the effect of increasing (or reducing the size of any decrease in) the market price of the Company’s common shares and/or the notes, and could result in a higher effective conversion price for the notes. The option counterparty and/or its affiliates may modify the option counterparty’s hedge positions by entering into or unwinding various derivatives with respect to the Company’s common shares and/or purchasing or selling the Company’s common shares or other securities of the Company in secondary market transactions from time to time prior to maturity of the notes (and the option counterparty and/or its affiliates are likely to do so during any observation period related to any conversion of the notes).

The potential effect, if any, of these transactions and activities on the market price of the Company’s common shares or the notes will depend in part on market conditions and cannot be ascertained at this time, but any of these activities could adversely affect the value of the Company’s common shares, which could affect the ability to convert the notes, the value of the notes and the amount of cash, if any, and the number of and value of the Company’s common shares, if any, holders would receive upon conversion of the notes.

The offer and sale of the notes are not being registered under the Securities Act, or the securities laws of any other jurisdiction. The notes may not be offered or sold in the United States except in transactions exempt from, or not subject to, the registration requirements of the Securities Act and any applicable state securities laws.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Any offers of the notes will be made only by means of a private offering circular. The notes being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the applicable private offering circular.

About Invacare Corporation

Invacare Corporation (NYSE: IVC) is a leading manufacturer and distributor in its markets for medical equipment used in non-acute care settings. At its core, the Company designs, manufactures and distributes medical devices that help people to move, breathe, rest and perform essential hygiene. The Company provides medical device solutions for congenital (e.g., cerebral palsy, muscular dystrophy, spina bifida), acquired (e.g., stroke, spinal cord injury, traumatic brain injury, post-acute recovery, pressure ulcers) and degenerative (e.g., ALS, multiple sclerosis, chronic obstructive pulmonary disease (COPD), elderly, bariatric) ailments. The Company’s products are important parts of care for people with a wide range of challenges, from those who are active and heading to work or school each day and may need additional mobility or respiratory support, to those who are cared for in residential care settings, at home and in rehabilitation centers. The Company sells its products principally to home medical equipment providers with retail and e-commerce channels, residential care operators, distributors and government health services in North America, Europe and Asia/Pacific.

Forward-Looking Statements

This press release contains “forward-looking statements”. All statements, other than statements of historical facts, included in this press release may be deemed forward-looking statements. The Company uses the words “anticipate(s),” “believe(s),” “estimate(s),” “expect(s),” “intend(s),” “may,” “plan(s),” “project(s),” “will,” “would” and similar expressions to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements relating to the offering of the notes include, but are not limited to: whether the Company will consummate the offering on the proposed terms, or at all; whether the notes will be convertible into the Company’s common shares, or convertible at all; and the anticipated use of the net proceeds of the offering. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Specific risks and uncertainties that could cause actual results to differ materially from those expressed in the Company’s forward-looking statements include: changes in market conditions and demands on the Company’s cash. Other risks include those described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as updated by, and as otherwise described in, the Company’s subsequent reports filed with the SEC. Other risks to potential purchasers of the notes include those described in the private offering circular. These risks and uncertainties may cause the Company’s actual future actions or results to differ materially from those expressed in the forward-looking statements. Forward-looking statements speak only as to the date on which they are made, and, except as may be required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, regardless of whether new information becomes available, future developments occur or otherwise.